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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated February 14, 1996, relating to the consolidated financial statements of MicroTel International, Inc. appearing in the Company's annual report on Form 10- K for the fiscal year ended December 31, 1995.

                                                       /s/ BDO Seidman, LLP

San Francisco, California
September 23, 1996